Pursuant to Rule 497(d)

                        SUPPLEMENT DATED DECEMBER 3, 2001
                      EMPIRE STATE MUNICIPAL EXEMPT TRUST,
                                GUARANTEED SERIES

            Effective November 30, 2001, as a result of a transaction (the "Transaction"), Lebenthal & Co., Inc. ("Lebenthal"), a Co-Sponsor along with Glickenhaus & Co., ("Glickenhaus") of the Empire State Municipal Exempt Trust, Guaranteed Series, became a wholly owned subsidiary of The Advest Group, Inc. ("Advest") with Lebenthal retaining its current name. Advest is a wholly owned subsidiary of The MONY Group Inc. based in Hartford, Connecticut. Advest, through its subsidiaries, provides financial, securities, brokerage, trading, investment banking, trust and other advisory services to retail and institutional investors.